UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – FEBRUARY 1, 2012

LOTO INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-53770	27-0156048
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Suite 502, 25 Adelaide Street East
Toronto, Ontario, Canada M5C 3A1
(Address of principal executive offices)

(416) 479-0880
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Emlyn David as Chief Executive Officer and Director

Effective as of February 1, 2012, Mr. Emlyn David has been appointed as the Chief Executive Officer of Loto Inc. (the “Company”) and as a Member of the Company’s Board of Directors (the “Board”).

Mr. David has over 20 years of investment analysis and corporate financial management experience.  Mr. David is the Managing Partner of Cangap Capital Corp., a niche merchant bank which invests in and lends to a wide range of companies, including those with interests in Transportation, Business Aviation, Environmental Services and Media Finance. He has also taken companies public.  Mr. David began his career working as a Corporate Financial Manager with Cambridge Shopping Centres, which was one of the largest public real estate companies in North America at that time.  Subsequent to that position, Mr. David co-founded a niche real estate investment-banking group within a large national brokerage firm, participating in over 15 listings of REITS and Real Estate companies on the Toronto Stock exchange.

Mr. David’s compensation in respect of his services to the Company has not yet been determined.

Appointment of Rich Schaeffer as Co-Chairman of the Board and Director

Effective as of February 1, 2012, Mr. Rich Schaeffer has been appointed as a Member and as Co-Chairman of the Board.

Mr. Schaeffer is the retired Chairman of NYMEX Holdings, Inc. and the New York Mercantile Exchange. He served as a member of the NYMEX Board of Directors from March 1990 to 2008; he was the Treasurer of the Exchange from 1993 to 2004; the Vice Chairman from 2004 to 2006, and Chairman from 2006 to 2008. Mr. Schaeffer has been a NYMEX member and seat owner since 1981.

Mr. Schaeffer has served as a director on the board of Directors of the leading Norwegian financial derivatives exchange IMAREX as well as on the board of the Montreal Stock Exchange. Presently, Mr. Schaeffer serves as a special advisor to General Atlantic.

Mr. Schaeffer has been deeply involved with children's charitable causes for many years. He was Chairman of the NYMEX Foundation's board of directors from 2006 to 2008. He served as a member of the Foundation's Board since 1989. Mr. Schaeffer currently sits on the board of the Museum of American Finance and the Tribeca Film Festival and has raised money for New York Presbyterian Hospital and the We Are Family Foundation among others.

In 2008, Richard Schaeffer was honored by Foundation Fighting Blindness during their NYC Dining in the Dark event. He was awarded Chai Lifeline's Man of the Year in 2005 and again in 2008. He received the We Are Family Foundation Visionary Award in 2007, the United Cerebral Palsy of Suffolk County, NY Distinguished Leader Award in 2006, and Futures & Options for Kids granted him their Community Service Award in 2007.

Mr. Schaeffer graduated from the Robert H. Smith School of Business at the University of Maryland in 1974, and he delivered the school's commencement address in 2006.

Mr. Schaeffer’s compensation in respect of his services to the Company has not yet been determined.

Appointment of Todd Halpern as Co-Chairman of the Board

Effective as of February 1, 2012, Mr. Todd Halpern, a Member of the Board, has been appointed as Co-Chairman of the Board.

Mr. Todd Halpern has served as a Director of the Company since July 13, 2010. In addition, Mr. Halpern currently serves as President of Halpern Enterprises. Mr. Halpern and his family have been in the business of importing fine wines and spirits into Canada for over 57 years. Mr. Halpern joined Halpern Enterprises in 1979, and since that time has overseen significant growth at that company. Today, Halpern Enterprises represents over 100 of the World's finest wine and spirit producers. Serving on the Toronto General Hospital Board since 2005, Mr. Halpern is Board Champion of the Krembil Neuroscience Centre's Krembil Discovery Tower and Krembil Neuro Program. He is also Chair of the Grand Cru Culinary Wine Festival, which benefits research at University Health Network. Mr. Halpern was also a member of the Board of Sentinelle Medical Inc. and was involved in the successful acquisition of the company by Hologic Inc.

Mr. Halpern’s compensation in respect of his services to the Company has not yet been determined.

Appointment of Benjamin Chesir as Director

Effective as of February 14, 2012, Mr. Benjamin Chesir has been appointed as a Member of the Board.

Mr. Chesir has over 15 years of capital markets experience focusing on all facets of trading and money management. Mr. Chesir started his career at Merrill Lynch's Institutional Client Group in a variety of roles including software developer, market data executive and futures and options sales trader after securing Masters degrees in Finance and International business.   Mr. Chesir also served as First Vice President at ABN AMRO Inc and as a Director at Citigroup, where he built and ran the risk management infrastructure and functions for those firms' North American exchange-traded derivatives businesses. Mr. Chesir joined the New York Mercantile Exchange as its Senior Vice President of New Product Development in 2006 focusing on new initiatives including formation of the Green Exchange, launch of various index futures products and primary lead on many of its  M&A and strategic joint ventures. After the CME Group's acquisition of NYMEX, Mr. Chesir took a position at OTC Global Holdings as its Chief Development Officer helping that firm develop and distribute its electronic trading and data platform to institutional clients and brokers.  In addition to serving as a director at Mobi he is President and Chief Operating Officer of Quantitative Alpha Trading, an Algorithmic trading firm with offices in New York, Toronto and Mississauga.

Mr. Chesir’s compensation in respect of his services to the Company has not yet been determined.

Appointment of James McGovern as Director

Effective as of February 1, 2012, Mr. James McGovern has been appointed as a Member of the Board.

Mr. McGovern founded Arrow Hedge Partners in 1999 after working for over thirteen years at BPI Financial Corporation (Canada) (“BPI”), the company of which he co-founded, and where he ultimately held the positions of President and Chief Executive Officer. BPI, a publicly traded company, managed or administered over $6 billion dollars on behalf of Canadian and U.S. investors. Mr. McGovern was the founding Chairman (currently, Past Chairman) of the Canadian Chapter of the Alternative Investment Management Association (“AIMA”). He is actively involved in the international hedge fund community and has spoken at conferences in Canada and globally.
Mr. McGovern graduated from the University of Toronto with a Bachelor of Commerce and Finance degree in 1985.   He is active in charitable organizations, including Hedge Funds Care Canada and University Health Network.  He also serves on the Board of Trustees of the Fraser Institute, an independent Canadian economic and social research and educational organization.

Mr. McGovern’s compensation in respect of his services to the Company has not yet been determined.

Resignation of Fulvio Ciano as Chief Executive Officer, Appointment as Director

Effective as of February 1, 2012, Mr. Fulvio Ciano has resigned as the Chief Executive Officer of the Company.   Mr. Ciano has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Ciano shall continue to serve as the Company’s President, Chief Financial Officer and Chief Technology Officer.  In addition, Mr. Ciano has been appointed as a Member of the Board.

The biographical information and background of Mr. Ciano has been disclosed in Item 10 of the Company’s Annual Report on Form 10-K filed with the SEC on September 13, 2011, as to which such disclosures are incorporated herein by reference thereto. The compensation information of Mr. Ciano has been disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on January 23, 2012, as to which such disclosures are incorporated herein by reference thereto.

Resignation of Donald Ziraldo as Chairman of the Board

Effective as of February 1, 2012, Mr. Donald Ziraldo has resigned as the Chairman of the Board.   Mr. Ziraldo has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Ziraldo shall remain a Member of the Board.

Resignation of Trevor Eyton as Director

Effective as of February 1, 2012, Mr. Trevor Eyton has resigned as a director of the Company.   Mr. Eyton has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03:	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Amendment to By-Laws

Effective as of February 1, 2012, the Board has approved the following amendment to the Company’s By-Laws, to increase the maximum authorized number of members of the Board from seven (7) to ten (10).  Article III, Section 3.2 of the Company’s By-Laws is deleted in its entirety and replaced with the following:

Section 3.2 Number, Tenure, and Qualifications. The Board of Directors of the Corporation shall consist of at least one (1) individual(s) and not more than ten (10) individuals. The number of directors within the foregoing fixed minimum and maximum may be established and changed from time to time by resolution adopted by the Board of Directors of the Corporation without amendment to these Bylaws or the Articles of Incorporation. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of the stockholders to remove directors as is hereinafter provided.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOTO INC.

By:	/s/ Emlyn David
Name: Emlyn David
Title: Chief Executive Officer

Date:    February 23, 2012